Exh. 10-37
                                 FIRST AMENDMENT
                                       TO
                  1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                                       OF
                     AMERICAN PHYSICIANS SERVICE GROUP, INC.


         American Physicians Service Group, Inc., a Texas corporation (the "Corporation"), hereby adopts this first amendment (this "Amendment") to its 1995 Non-Employee Director Stock Option Plan, a copy of which is attached hereto as Exhibit A, (the "Plan") effective for all purposes as of December 10, 1997 (the "Effective Date").

                                 R E C I T A L S

         WHEREAS, on June 13, 1996 the Corporation adopted the Plan; and

         WHEREAS, the Corporation's Board of Directors have approved an amendment to the Plan, as contained herein, pursuant to which the holders of Options (as defined in the Plan) may, upon approval, assign or transfer such Options or their rights thereunder; and

         WHEREAS, the Corporation desires to amend the Plan to reflect the incorporation of this Amendment.

         NOW, THEREFORE, in consideration of, and pursuant to, the foregoing, the Corporation hereby adopts this Amendment to the Plan as follows:

         1. Article VI of the Plan is hereby amended to read in its entirety as follows:

                           Each Option and all rights granted  thereunder  shall
                  not be transferable other than by will or the laws of descent and distribution, or upon the express prior written consent of the Committee in each instance.

         2. Except as specifically amended hereby, the Plan shall remain in full force and effect in accordance with its terms. The Corporation shall be entitled to amend and restate the Plan document to incorporate the foregoing and Exhibit A into a single document.

         IN WITNESS WHEREOF, the Board of Directors, acting pursuant to Article X of the Plan, has approved and adopted this Amendment as of the Effective Date.



                     AMERICAN PHYSICIANS SERVICE GROUP, INC.


                                     By:/s/ William Hayes
                                        -----------------
                                        William Hayes
                                        Secretary
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